UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

United Western Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Colorado	0-21231	84-1233716
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 595-9898

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase Agreement

On June 9, 2010, United Western Bancorp, Inc. (the “Company”), its wholly owned subsidiary, United Western Bank, a federal savings bank (the “Bank”), Legent Group, LLC, a Delaware limited liability company (“Legent Group”), and Henry C. Duques, the controlling member of Legent Group (“Duques” and, together with Legent Group, the “Sellers”), entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which, among other things, the Bank has agreed to purchase from Legent Group, and Legent Group has agreed to sell to the Bank, all of the outstanding equity interests in Legent Clearing, LLC, a Delaware limited liability company (“Legent Clearing”).

The purchase price to be paid by the Bank for Legent Clearing under the Purchase Agreement consists of a combination of equity and cash. The equity portion of the purchase price will be in the form of 2,419,688 shares of the Company’s common stock. This number was determined by dividing $2,700,000 by the volume weighted average price of the Company’s common stock for the 10 trading days immediately prior to the June 9, 2010 date of execution of the Purchase Agreement.

The cash portion of the purchase price will be equal to the greater of (a) $13,000,000 or (b) the adjusted book value (based on a formula set forth in the Purchase Agreement) of Legent Clearing as of the last day of the month immediately preceding the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “ABV”). However, if the ABV is less than $10,000,000, then the cash portion of the purchase price will be equal to $13,000,000 minus the product of 1.3 times the amount by which the ABV is less than $10,000,000. For example, if the ABV is determined to be $9,000,000, then the cash portion of the purchase price will be equal to $11,700,000, as determined by subtracting the product of 1.3 times $1,000,000 from $13,000,000. The cash portion of the purchase price will be paid at the Closing based on an estimate of ABV provided by Legent Group, and will be subject to increase or decrease, as the case may be, based upon the actual ABV determined after the Closing in accordance with certain procedures set forth in the Purchase Agreement.

The cash portion of the purchase price will be subject to an escrow holdback in the amount of $6,000,000, pursuant to the Escrow Agreement described below. The escrowed funds will be used to satisfy certain indemnification obligations of the Sellers under the Purchase Agreement.

As part of the transactions contemplated by the Purchase Agreement, the Sellers have agreed that, for a period of two years following the Closing, they will not, directly or indirectly through one or more affiliates or otherwise: engage in any business that competes with or is substantially similar to the business of Legent Clearing or offer employment to any employee of Legent Clearing who is so employed as of the Closing and has not been terminated without cause by Legent Clearing, except with the prior written consent of the Bank.

Also as part of the transactions contemplated by the Purchase Agreement, the Bank has agreed to advance cash in an amount expected to be approximately $18,000,000 to Legent Clearing in order to permit Legent Clearing to retire all subordinated debt owed by Legent Clearing to Legent Group and one of its members.

The consummation of the transactions contemplated by the Purchase Agreement and the ancillary agreements related thereto is subject to certain customary closing conditions, including the approval of certain governmental authorities having regulatory authority over the parties to the Purchase Agreement. The Purchase Agreement also contains usual and customary representations, warranties, covenants, indemnities and rights of termination for transactions of this type. The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1.

The representations and warranties contained in the Purchase Agreement were and will be made solely for the purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and shall not be relied on as factual information at the time they were made or otherwise. The Purchase Agreement may have different standards of materiality than standards of materiality under applicable securities laws. The facts set out in the Purchase Agreement may have changed since the date of the Purchase Agreement. Also, only the parties to the Purchase Agreement and specified third-party beneficiaries have or will have a right to enforce the Purchase Agreement.

Escrow Agreement

At the Closing, the Company, the Bank and Legent Group will enter into an escrow agreement (the “Escrow Agreement”) with an escrow agent to be mutually agreed upon by the Bank and Legent Group prior to the Closing. The Bank will deliver $6,000,000, representing a portion of the cash purchase price contemplated by the Purchase Agreement, directly to the escrow agent to be held in escrow pursuant to the terms of the Escrow Agreement.

The escrowed funds will be used to satisfy certain indemnification obligations of the Sellers under the Purchase Agreement. The mechanism for the Bank to make a claim against the escrowed funds, and for Legent Group to object to any such claim, are as set forth in the Escrow Agreement.

Once the final cash purchase price is determined in accordance with the provisions of the Purchase Agreement, if such final cash purchase price is less than the estimated amount paid by the Bank at the Closing, then the escrow agent will disburse to the Bank an amount equal to such difference. If this disbursement exceeds $350,000, then Legent Group must immediately replenish the excess amount over $350,000.

On the 15-month anniversary of the Closing, the escrow agent will disburse to Legent Group an amount equal to (a) $1,000,000 minus (b) the sum of (i) all escrowed funds disbursed to the Bank up to that date pursuant to indemnification claims plus (ii) all escrowed funds reserved as of that date for pending, unresolved or unpaid indemnification claims.

On the two-year anniversary of the Closing, the escrow agent will disburse to Legent Group an amount equal to (a) the remaining amount of the escrowed funds (including all interest or other income earned thereon) minus (b) the sum of (i) the amount estimated by certain representatives of the Bank to be needed as a reserve for certain litigation-based claims existing as of that date plus (ii) all escrowed funds reserved as of that date for pending, unresolved or unpaid indemnification claims.

Once all of the litigation-based claims referenced above and all pending indemnification claims that existed as of the two-year anniversary of the Closing have been resolved, any remaining escrowed funds, including all interest or other income thereon, will be disbursed to Legent Group.

The foregoing description of the Escrow Agreement is only a summary and is qualified in its entirety by reference to the full text of the form of the Escrow Agreement attached as an exhibit to the Purchase Agreement, which is attached hereto as Exhibit 10.2. In addition, the form of the Escrow Agreement is subject to any changes upon which the parties thereto may mutually agree based on comments received from the escrow agent once it has been selected and approved by the Bank and Legent Group.

The representations and warranties contained in the Purchase Agreement, and upon which certain provisions of the Escrow Agreement are based, were and will be made solely for the purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and shall not be relied on as factual information at the time they were made or otherwise. The Purchase Agreement and the Escrow Agreement may have different standards of materiality than standards of materiality under applicable securities laws. The facts set out in the Purchase Agreement, and upon which certain provisions of the Escrow Agreement are based, may have changed since the date of the Purchase Agreement. Also, only the parties to the Escrow Agreement and specified third-party beneficiaries have or will have a right to enforce the Escrow Agreement.

Registration Rights Agreement

At the Closing, the Company and Legent Group will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company will grant certain registration rights to Legent Group with respect to the 2,419,688 shares of the Company’s common stock to be issued to Legent Group at the Closing (collectively, the “Registrable Securities”) as part of the consideration for the acquisition by the Bank of all of the outstanding equity interests of Legent Clearing as contemplated by the Purchase Agreement.

Pursuant to the Registration Rights Agreement, the Company agrees to prepare and file with the Securities and Exchange Commission, as soon as practicable following the Closing but in any event no later than 60 days thereafter, a Registration Statement on Form S-3 (the “Mandatory Shelf Registration Statement”) providing for the resale of all of the Registrable Securities pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company also agrees to use its commercially reasonable efforts to cause such Mandatory Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable thereafter (but in no event later than 90 days after the Closing) and to keep the Mandatory Shelf Registration Statement continuously effective until such time as all of the Registrable Securities registered under such Mandatory Shelf Registration Statement have been sold. If the Company is not eligible to use Form S-3 as of the Closing, then it will be obligated to file the Mandatory Shelf Registration Statement if and when it becomes eligible to use Form S-3.

If the Company is not eligible to use Form S-3 as of the Closing and does not become eligible to use Form S-3 on or prior to December 31, 2010, then at any time commencing on January 1, 2011 and up to a maximum of two times during the three-year term of the Registration Rights Agreement, the holders of at least 50% of the Registrable Securities then outstanding may request registration under the Securities Act of their Registrable Securities (each, a “Demand Registration”) on Form S-1 (or such other form as the Company is then eligible to use). Following receipt of such a request for a Demand Registration, the Company shall file the requested registration statement (the “Demand Registration Statement”) with the Securities and Exchange Commission as promptly as practicable, but in any event no later than 45 days after the date such request for a Demand Registration is made, and shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable thereafter (but in no event later than 120 days after the filing thereof) and to keep the Demand Registration Statement continuously effective until such time as all of the Registrable Securities registered under such Demand Registration Statement have been sold.

With respect to any particular Registrable Securities, such shares will cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the Securities and Exchange Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (b) the entire amount of such Registrable Securities may be sold in a single sale without any limitation as to volume or manner pursuant to Rule 144 promulgated under the Securities Act.

The foregoing description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement attached as an exhibit to the Purchase Agreement, which is attached hereto as Exhibit 10.3.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties.  Forward-looking statements include information concerning the transactions contemplated by the Purchase Agreement, determination and payment of the purchase price, escrow procedures, and registration of the Company’s common stock. These statements often include terminology such as “may,” “will,” “expect,” “anticipate,” “predict,” “believe,” “plan,” “estimate,” “continue,” “could,” “should,” “would,” “believe,” “intend,” “projects,” or the negative thereof or other variations thereon or comparable terminology and similar expressions.  As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to: the ability of counterparties to perform their obligations to the Company and its subsidiaries, including the Bank, and to Legent Clearing; the successful implementation of our community banking strategies, the ability to secure, timing of, and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions, including the transactions contemplated by the Purchase Agreement; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the United States Department of Treasury and the Federal Reserve Board; and the risks and uncertainties discussed elsewhere and/or set forth from time to time in our other periodic reports, filings and public statements.   In addition, the United States Government, the Federal Reserve and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis.  We cannot predict whether or when such actions may occur or what impact, if any, such actions could have on our business, results of operations and financial condition and we may become subject to new or heightened legal standards and regulatory requirements, practices or expectations which may impede our profitability or affect our financial condition. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this current report on Form 8-K.

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to the Company at that time. The Company does not intend to update or revise the forward-looking statements made in this Current Report on Form 8-K after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 9, 2010, the Company entered into the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K, pursuant to which, among other things, the Company has agreed to issue to Legent Group, on the date of the Closing, 2,419,688 shares of the Company’s common stock, par value $0.0001 per share, as part of the consideration for the acquisition by the Bank of all of the outstanding equity interests of Legent Clearing as contemplated by the Purchase Agreement. This issuance will be exempt from registration under Section 4(2) of the Securities Act.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 15, 2010, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1.

On June 15, 2010 and in conjunction with the press release described above, the Company released a presentation relating to the acquisition of Legent Clearing by the Bank, which will be used in connection with an investor teleconference to be held on June 16, 2010. A copy of the presentation is attached as Exhibit 99.2.

The information in this Item 7.01 of this Current Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.
The text included with this Report is available on the Investor Relations section of the Company’s website located at www.uwbancorp.com, although the Company reserves the right to discontinue that availability at any time.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
10.1	Purchase Agreement by and among the Company, United Western Bank, Legent Group, LLC and Henry C. Duques, dated June 9, 2010
10.2
Form of Escrow Agreement by and among the Company, United Western Bank, Legent Group, LLC and the escrow agent to be named therein, to be dated as of the date of the closing under the Purchase Agreement

10.3	Form of Registration Rights Agreement by and between the Company and Legent Group, LLC, to be dated as of the date of the closing under the Purchase Agreement
99.1	Press Release entitled “United Western Bank® enters into agreement to purchase Legent Clearing, LLC”, dated June 15, 2010
99.2	Presentation entitled “Presentation to Investment Community” dated June 16, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 15, 2010	UNITED WESTERN BANCORP, INC.
	By:	/s/ Michael J. McCloskey
		Name:	Michael J. McCloskey
		Title:	Executive Vice President, Chief Operating Officer and General Counsel

EXHIBIT INDEX

10.1	Purchase Agreement by and among the Company, United Western Bank, Legent Group, LLC and Henry C. Duques, dated June 9, 2010
10.2	Form of Escrow Agreement by and among the Company, United Western Bank, Legent Group, LLC and the escrow agent to be named therein, to be dated as of the date of the closing under the Purchase Agreement
10.3	Form of Registration Rights Agreement by and between the Company and Legent Group, LLC, to be dated as of the date of the closing under the Purchase Agreement
99.1	Press Release dated June 15, 2010
99.2	Presentation dated June 16, 2010